Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

(Subsections (A) And (B) Of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Marathon Digital Holdings, Inc. (the “Company”), does hereby certify, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2022	By:	/s/ Fred Thiel
Fred Thiel
Chief Executive Officer and Chairman (Principal Executive Officer)

Date: March 9, 2022	By:	/s/ Simeon Salzman
Simeon Salzman
Chief Financial Officer (Principal Financial and Accounting Officer)